Exhibit 99.2
Announces an Agreement to Acquire November 7, 2007

Statements regarding the timing and certainty of the acquisition of Doble Engineering, the immediate and long term financial impacts and results of the Doble acquisition, the success of Doble and ESCO to address additional markets and opportunities, the Company's ability to address the future needs of utilities, increases in shareholder value and other statements contained herein which are not strictly historical are considered "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of the date of this presentation and the Company undertakes no duty to update. The Company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: failure to obtain necessary government approvals, material changes in the Doble business impacting the closing of the transaction, technical difficulties, competition, changes in customer demands, intellectual property rights, the Company's successful execution of internal operating plans, the Company's success in integrating Doble and its subsidiaries, successful negotiation of a new Senior Credit Facility with the Company's lenders and the risk factors identified in Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and Item 1A of the Company's Form 10-Q for the months ended June 30, 2007. Forward-Looking Statement

Today's Speakers Vic Richey, ESCO Technologies Inc. Chairman, President and CEO Gary Muenster, ESCO Technologies Inc. Senior Vice President and Chief Financial Officer Bob Smith, Doble Engineering Company President and CEO

Today ESCO is... A Proven Supplier of Special Purpose Communications Systems for the Electric, Gas and Water utilities, including Hardware and Software to support Advanced Metering Infrastructure (AMI) applications A Leading Provider of Engineered Filtration Products to the Transportation, Health Care and Process Markets Worldwide The Industry Leader in RF Shielding and EMC Test Products

ESCO's Current Products & Applications Test Filtration Communications

Acquisition Highlights... Founded in 1920, Doble is the world leader in providing high-end, diagnostic test solutions for the electric power delivery industry Products measure the performance of apparatus that is "mission critical" to the reliable delivery of electricity Vast "Knowledge Reservoir" uniquely positions Doble to regularly improve customer operations Balanced revenue model 55% products and 45% services (~30% equipment leases; ~15% services) 30% international Diverse customer base Over 1,500 active accounts Very little customer concentration On average, Top Customers have had relationships with Doble for over 40 years

RF Shielding & Test Communications Filtration East 28 38 34 Transaction Highlights ESCO has agreed to acquire Doble Engineering $319 million cash purchase price Funded through a combination of: Existing cash New Senior Credit Facility to be put in place Pro forma debt of approximately $300 million Less than 3.3x TTM pro forma EBITDA Expected to decrease quickly as operating cash flow is deployed to debt reduction Transaction expected to close in December 2007 Pending Hart-Scott-Rodino Clearance Accretive to earnings (x/ amortization of intangibles) Pro forma cash EPS accretion expected to be $0.15 - $0.20 per share in FYE 2008 Experienced Doble leadership joining ESCO team Will continue to operate business within Communications reporting segment

Doble Solutions Communications Application Support & Services Products Protection Test Instruments Apparatus Maintenance F Series - Relay Test Instrument M4000 Insulation Analyzer M5300 Sweep Frequency Response Analyzer On-Site Product Training Doble Product Support Consulting Services Lab Services Annual Client Conference 1,000 delegated people 323 companies 35 countries Model expanded internationally "Knowledge Reservoir" and "Ask Doble"

Doble Illustrative Flow Diagram 25% 32% Regional Electric Utilities / Customers Shareholder - Owned Utilities 70% Cooperatives 12% Municipalities 10% Others 5% >500 >1,000 >2,000 >2,000 Knowledge Reservoir Aggregate data and information Library of over 25 million apparatus test results On - demand expert judgment Industry educator through Doble Conferences Reputation as the " Honest Broker " Doble test products work on of manufacturers' electrical apparatus products Doble provides diagnostic testing products and service solutions to clients Clients share their data with Doble Doble collaborates with OEM on Test Procedures 25% 32% Shareholder- Owned Utilities 70% Cooperatives 12% Municipalities 10% Others 5% >500 >1,000 >2,000 >2,000 Knowledge Reservoir Aggregate data and information Library of over 25 million apparatus test results On-demand expert judgment Industry educator through Doble Conferences Global Manufacturers of Electrical Apparatus a wide variety'

RF Shielding & Test Communications Filtration East 28 38 34 Doble Financial Results ($ in Millions) Strong Revenue Growth 10.3% CAGR from 2002 to 2007* Impressive EBITDA Margin Growth Increase from 24.4% in 2002 to 35.1% in 2007* * Projected revenue and EBITDA

RF Shielding & Test Communications Filtration East 28 38 34 Doble Highlights Doble's products are considered to be the "gold standard" in their field, with over 90% of U.S. utilities using the Company's M-Series system Key competitive advantage is Doble's ability to collect and use proprietary data to improve client operations 25 million apparatus test results collected over 50 years Compelling industry drivers The total global high voltage diagnostic instrument and service market is estimated to be $2.1 billion Valuable installed electrical delivery systems require ongoing maintenance testing Industry challenges include: system expansion requirements and an aging infrastructure Utilities have a heightened focus on return on assets For the twelve months ended September 30, 2007 Doble reported net revenue of $79.5 million and EBITDA of $27.6 million Unique / Balanced Business Model Approximately 55% of revenue from products and 45% from services Approximately 30% of revenue derived from renewable customer service and equipment agreements Over 95% of investor-owned utilities in the United States are subscribers to Doble's Consulting Engineering Service

A Transformational Transaction ESCO Today ESCO Pro Forma RF Shielding & Test Communications Filtration East 37.5 26.8 35.7 Communications 37.5% Filtration / Fluid Flow 35.7% Test 26.8% Sales by Segment RF Shielding & Test Communications Filtration East 45.6 23.3 31 Communications 45.6% Filtration / Fluid Flow 31.0% Test 23.3% Sales by Segment RF Shielding & Test Communications Filtration East 56.8 16.5 26.8 Communications 54.8% Filtration / Fluid Flow 28.0% Test 17.2% EBIT by Segment RF Shielding & Test Communications Filtration East 36.8 24.1 39.1 Communications 36.8% Filtration / Fluid Flow 39.1% Test 24.1% EBIT by Segment * * After Doble Acquisition

RF Shielding & Test Communications Filtration East 28 38 34 Why is ESCO buying Doble? Doble presents ESCO with a unique opportunity to add a high quality / highly profitable company with world class customers to the ESCO family of companies Broadens product and services offerings to Electric Utilities worldwide Increases ESCO's access to key international markets, including China, Europe and India Complements ESCO's AMI business Adds recurring revenue contracts and consistent cash flows Transaction expected to be accretive to ESCO's pro forma EPS in 2008 ESCO will provide Doble with additional opportunities for growth Additional product offerings International expansion Further improve operating margins via supply chain efficiencies Pursue complementary acquisitions

Appendix A Reconciliation of Non-GAAP Financial Measures

RF Shielding & Test Communications Filtration East 28 38 34 Reconciliation of Non-GAAP Financial Measures ($ in Millions, Unaudited)